Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material Non-Public Information
We do not currently grant stock options or option-like equity awards as part of our executive compensation program; therefore, we do not currently have a formal practice or policy with respect to the grant of option or option-like awards. Grants under the LTIP are typically made in connection with the annual compensation cycle and are not granted mid-year when the Company could be in possession of material non-public information. During 2024, we did not time the disclosure of material nonpublic information to affect the value of other types of executive compensation awards granted to any service provider.